THE MONTEREY
                                INVESTORS FUNDS

                          (MONTEREY MUTUAL FUND LOGO)


                              P R O S P E C T U S
                                 MARCH 31, 1999

                              P R O S P E C T U S
                                 MARCH 31, 1999


                          THE MONTEREY INVESTORS FUNDS

The Monterey Investors Funds are three mutual funds in the Monterey Mutual Fund family.

                       The Monterey Investors Funds are:

                        Camborne Government Income Fund
                                 OCM Gold Fund
                                PIA Equity Fund



         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the Monterey Investors Funds invest and the services they offer to shareholders.


                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.


                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970


    The Monterey Investors Funds are distributed by Syndicated Capital, Inc.


                               TABLE OF CONTENTS


                                                                        Page
Questions Every Investor Should Ask Before
  Investing in the Monterey Investors Funds ..........................     1
Fees and Expenses.....................................................     6
Investment Objective, Strategies and Risks............................     8
Management of the Funds...............................................    11
The Funds' Share Price................................................    12
Purchasing Shares.....................................................    14
Redeeming Shares......................................................    15
Exchanging Shares.....................................................    18
Dividends, Distributions and Taxes....................................    19
Financial Highlights..................................................    19


                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                   INVESTING IN THE MONTEREY INVESTORS FUNDS


1.  WHAT ARE THE FUNDS' GOALS?

  CAMBORNE GOVERNMENT INCOME FUND

  The Government Fund seeks growth of capital, whether over the short or long-term, income and preservation of capital. The Government Fund primarily invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  OCM GOLD FUND

  The Gold Fund seeks long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

  PIA EQUITY FUND

  The Equity Fund seeks long-term growth of capital. The Equity Fund primarily invests in common stocks of U.S. companies.

2.  WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

  CAMBORNE GOVERNMENT INCOME FUND

  The Government Fund invests primarily in U.S. Government securities, although it may also invest in other debt securities rated at least A by a nationally recognized rating agency. The Government Fund will

  o increase the proportion of its assets in U.S. Government securities when the yield differential between U.S. Government securities and other debt securities narrow

  o decrease the proportion of its assets in U.S. Government securities when the yield differential between U.S. Government securities and other debt securities increases

  (Normally U.S. Government securities will have lower yields than other debt securities having identical maturities.)

  The Government Fund will allocate its assets between longer and shorter term securities based on its investment adviser's outlook on changes in the yield curve. When the yield curve is relatively steep, the Government Fund's portfolio will likely consist of securities having longer than average maturities. When the yield curve is flat or inverted, the Government Fund's portfolio will likely consist of securities having shorter than average maturities. The Government Fund's investment adviser actively trades its portfolio. The Government Fund's annual portfolio turnover rate may exceed 100%.

  OCM GOLD FUND

  The Gold Fund mainly invests in common stocks. The Gold Fund's investment adviser bases its decisions to purchase and sell securities on company specific factors, not general economic conditions. Under normal market conditions, it will invest in

  o Major gold producers, intermediate gold producers and junior gold producers
  o  Exploration and development companies
  o  Producers of other precious metals
  o  Royalty companies

  PIA EQUITY FUND

  The Equity Fund primarily invests in common stocks of U.S. companies. The Equity Fund invests in common stocks of issuers that its investment adviser anticipates will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

  o  relative price earnings ratio less than that anticipated in the future
  o  relative dividend yield greater than that anticipated in the future
  o  increasing returns on equity
  o  increasing operating margins
  o  below average debt to equity ratio

  The Equity Fund's investment adviser actively trades its portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%.

3.  WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

  CAMBORNE GOVERNMENT FUND

  Investors in the Government Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

  O MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons.

  O INTEREST RATE RISK: In general, the value of bonds and other debt securities rises when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. The Fund may invest in zero coupon U.S. Treasury securities which are generally subject to greater fluctuation in value due to changing interest rates than debt obligations which pay interest currently. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

  O CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

  O PREPAYMENT RISK: Issuers of securities held by the Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

  Because of these risks, prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Government Fund.

  GOLD FUND

  Investors in the Gold Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

  O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

  O SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Gold Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

  O PRECIOUS METALS PRODUCERS RISK: The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals have declined in recent years adversely affecting the market prices of the securities of gold and precious metals producers.

  O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

  O FOREIGN INVESTMENT RISKS: These risks associated with investing in foreign common stocks are in addition to the risks associated with investing in U.S. common stocks.

  Currency Risk:  The U.S. dollar value of foreign securities traded in foreign
  --------------
currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

  Country Risk:  Political, social or economic events in a country may
  -------------
adversely affect the Fund's investments in the country.

  Regulation Risk:  Investors in a foreign securities market may not be
  ----------------
afforded the same protections as investors in U.S. securities markets. Also it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

  Liquidity Risk:  Foreign securities markets tend to have less trading volume
  ---------------
and are more volatile than U.S. securities markets. Less trading volume makes it more difficult to sell foreign securities at quoted prices.

  Because of these risks the Gold Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Gold Fund.

  PIA EQUITY FUND

  Investors in the Equity Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

  O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

  O SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies (i.e., companies with a market capitalization of $2 billion or less) typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies.
Less trading volume may make it more difficult for the investment adviser to sell stock of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

  O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

  Because of these risks the Equity Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase or decrease in value should not invest in the Equity Fund.

4.  HOW HAVE THE FUNDS PERFORMED?

  The bar charts and tables that follow provide some indication of the risks of investing in the Monterey Investors Funds by showing changes in each Fund's performance from year to year and how their average annual returns over various periods compare to the Lehman Brothers U.S. Government Bond Index with respect to the Camborne Government Income Fund, the Standard & Poor's Composite Index of 500 Stocks with respect to the OCM Gold Fund and the PIA Equity Fund, and the Philadelphia Stock Exchange Gold & Silver Index ("XAU Index") with respect to the OCM Gold Fund. Please remember that a Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                        CAMBORNE GOVERNMENT INCOME FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                        1993                     12.25%
                        1994                     (3.37%)
                        1995                     16.51%
                        1996                      1.71%
                        1997                     11.13%
                        1998                      8.06%

-----------------
Note: During the six year period shown on the bar chart, the Fund's highest total return for a quarter was 5.27% (quarter ended June 30, 1995) and the lowest total return for a quarter was -3.15% (quarter ended March 31, 1994). The results do not reflect a sales charge. If they did, the returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)             PAST YEAR       PAST 5 YEARS   SINCE NOVEMBER 1, 1992*<F1>
------------------------------------------             ---------       -------------    ------------------------
Camborne Government Income Fund**<F2>                    3.19%             5.60%                   6.81%
Lehman Brothers U.S. Government Bond Index***<F3>        9.85%             7.19%                   7.80%

 *<F1>   The Fund's investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date.
**<F2>   These results reflect the maximum sales charge of 4.50%.
***<F3>  The Lehman Brothers U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds weighted according to market capitalization.

                               OCM GOLD FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                       1997                       (37.50%)
                       1998                        (6.73%)

----------------
Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 10.77% (quarter ended March 31, 1998) and the lowest total return for a quarter was -39.71% (quarter ended December 31, 1998). The results do not reflect a sales charge. If they did, the returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)             PAST YEAR     SINCE DECEMBER 13, 1996*<F4>
------------------------------------------             ---------     ----------------------------
OCM Gold Fund**<F5>                                      -11.01%               -25.38%
S&P 500***<F6>                                            28.58%                30.77%
XAU Index****<F7>                                        -11.70%               -24.63%

 *<F4>   The Fund's investment adviser, Orrell and Company, Inc., became investment adviser on this date.
**<F5>   These results reflect the maximum sales charge of 4.50%.
***<F6>  The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
****<F7> The XAU Index is a capitalization-weighted index featuring eleven widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies.

                                PIA EQUITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                        1997                     19.44%
                        1998                     (4.62%)

----------------
Note: During the two year period shown on the bar chart, the Fund's highest total return for a quarter was 15.14% (quarter ended June 30, 1997) and the lowest total return for a quarter was -20.57% (quarter ended September 30, 1998). The results do not reflect a sales charge. If they did, the returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1998)             PAST YEAR     SINCE DECEMBER 13, 1996*<F8>
------------------------------------------             ---------     ----------------------------
PIA Equity Fund**<F9>                                     -8.91%                 2.12%
S&P 500                                                   28.58%                30.77%
 *<F8>   The Fund's investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date.
**<F9>   These results reflect the maximum sales charge of 4.50%.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Monterey Investors Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                GOVERNMENT FUND    GOLD FUND       EQUITY FUND
                                                ---------------    ---------       -----------
    Maximum Sales Charge (Load)
      Imposed on Purchases (as a percentage
      of offering price)...................          4.50%            4.50%            4.50%
    Maximum Deferred Sales Charge (Load)...       No Deferred     No Deferred      No Deferred
    .......................................       Sales Charge    Sales Charge     Sales Charge
    Maximum Sales Charge (Load)
      Imposed on Reinvested Dividends
      And Distributions....................     No Sales Charge No Sales Charge  No Sales Charge
    Redemption Fee.........................           None            None             None
    Exchange Fee...........................           None            None             None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

    Management Fees........................          0.40%            1.00%            1.00%
    Distribution and/or Service (12b-1) Fees         0.10%            0.99%            0.25%
    Other Expenses.........................          4.23%            1.33%            1.96%
    Total Annual Fund Operating Expenses...          4.73%*<F10>      3.32%*<F10>      3.21%*<F10>

--------------------
*<F10>  Each of the Camborne Government Income Fund, OCM Gold Fund and the PIA Equity Fund had actual Total Annual Fund Operating
        Expenses for the most recent fiscal year that were less than the amounts shown.  The investment advisers to each of the
        Monterey Investors Funds reimbursed each Fund to the extent necessary to insure that Total Annual Fund Operating Expenses did not exceed the following amounts:

                FUND               AMOUNT          INVESTMENT ADVISER
               -----              -------          -----------------
          GOVERNMENT FUND          1.10%     PACIFIC INCOME ADVISERS, INC.
             GOLD FUND             2.44%        ORRELL AND COMPANY, INC.
            EQUITY FUND            2.14%     PACIFIC INCOME ADVISERS, INC.

  Pacific Income Advisers, Inc. and Orrell and Company, Inc. may discontinue reimbursing the Monterey Investors Funds at any time but will not do so prior to November 30, 1999. For the fiscal year ending November 30, 1999, Pacific Income Advisers, Inc. will reimburse the Equity Fund to the extent necessary to insure that the total Annual Fund Operating Expenses do not exceed 1.80%. (Camborne Advisers, Inc. reimbursed Pacific Income Advisers, Inc. for the reimbursements Pacific Income Advisers, Inc. made to the Government Fund.)

EXAMPLE

  This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 ------     -------     -------     --------
Government Fund                   $902       $1,811      $2,724      $5,029
Gold Fund                         $770       $1,425      $2,103      $3,900
Equity Fund                       $759       $1,395      $2,053      $3,804

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

CAMBORNE GOVERNMENT INCOME FUND

  The Government Fund seeks growth of capital, whether over the short or long-term, income and preservation of capital. The Government Fund invests primarily (65% or more of its net assets) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Government Fund might not appreciate and investors may lose money.

                            HOW WE INVEST OUR ASSETS

  FIRST, WE TARGET PORTFOLIO DURATION. The weighted average duration of the Government Fund will range from 1 to 10 years. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.

  The actual duration for the Government Fund will depend on the outlook of our investment adviser, Pacific Income Advisers, Inc. ("PIA"), on the shapes of the yield curves of fixed income securities. PIA maintains a data base of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, PIA will have the Government Fund invest in those securities which it believes will experience the largest declines in relative yield when the yield curves "spring back" to a more normal shape. For example.

  o When yield curve is relatively steep, PIA will tend to increase the Government Fund's weighted average duration;

  and

  o When yield curve is flat or inverted, PIA will tend to decrease the Government Fund's weighted average duration.

  NEXT, WE ALLOCATE AMONG ASSET CLASSES. The Government Fund primarily invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities ("U.S. government securities"). However it may also invest in corporate debt securities rated A or better by a national securities rating agency. When the yield differential between government and non-government sectors is narrow, PIA will in most situations structure the Fund's portfolio so that substantially all of the Government Fund's assets are invested in U.S. government securities. Conversely, when the differential is high, PIA might invest up to a third of the Government Fund's assets in corporate debt securities.

  FINALLY, WE SELECT INDIVIDUAL SECURITIES. After having determined the target duration and allocation between asset classes, PIA looks for the most attractive yields in the asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. PIA will attempt to take advantage of the yield differential among sectors.

                               PORTFOLIO TURNOVER

  PIA actively trades the Government Fund's portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. The Government Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Government Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Government Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by the Government Fund's shareholders of increased taxes on realized gains. Distributions to the Government Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

OCM GOLD FUND

  The Gold Fund seeks long-term growth of capital through investing primarily (65% or more of its net assets) in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals. The Gold Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Gold Fund might not appreciate and investors may lose money.

  The Gold Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Gold Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Gold Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value.

                            HOW WE INVEST OUR ASSETS

  In investing the Gold Fund's assets, our investment adviser, Orrell Capital Management ("OCM"), first considers the price of gold and whether it expects the price of gold to increase or decrease. OCM primarily invests in common stocks of major gold producers because their prices tend to be sensitive to changes in the price of gold. OCM believes that because of gold's monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values.
Because of OCM's emphasis on gold's monetary value, the Gold Fund will only invest a small portion of its assets in securities of companies producing other precious metals.

  In addition to investing in common stocks of major gold producers, the Gold Fund will also invest in common stocks of intermediate gold producers, junior gold producers and exploration and development companies. The Gold Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins. When the Gold Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value.

  OCM is a "bottom up" investor. This means it makes investment decisions on company specific factors. Among the company's specific factors OCM considers are:

  o  sales and earnings growth
  o  the extent of ore holdings
  o  efficiency of mining operations
  o  melting and refinery costs
  o  capital adequacy to maintain and expand operations

  The Gold Fund will sell a security if OCM believes a company's fundamentals will deteriorate or if it believes a company's stock has little potential for further appreciation. Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its "bottom up" analysis. For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

                               PORTFOLIO TURNOVER

  The Gold Fund's annual portfolio turnover rate usually will not exceed 100%. Generally speaking, a turnover rate of 100% occurs when the Gold Fund replaces securities valued at 100% of its average net assets within a one year period. Higher portfolio turnover (100% or more) will result in the Gold Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by a Gold Fund's shareholders of increased taxes on realized gains. Distributions to a Gold Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                      RISKS

  There are a number of risks associated with an investment in the Gold Fund. These include:

  O ADDITIONAL RISKS ASSOCIATED WITH PRECIOUS METALS PRODUCERS: Our Adviser primarily invests in common stocks whose price is sensitive to changes in the price of gold. The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold. The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the four major gold producers outside of the United States (Australia, Canada, South Africa and the former U.S.S.R.). The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

  O CONCENTRATION RISK: Because the Gold Fund concentrates its investments in gold producers, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Gold Fund than it would if the Gold Fund invested in a number of different industries.

  O SOUTH AFRICAN RISKS: The Gold Fund invests in South African companies. These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

PIA EQUITY FUND

  The Equity Fund seeks long-term growth of capital. This Fund will invest at least 65% of its net assets in equity securities. The Equity Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Equity Fund might not appreciate and investors may lose money.

  The Equity Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Equity Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Equity Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value.

                            HOW WE INVEST OUR ASSETS

  In investing the Equity Fund's assets, PIA looks for seasoned smaller companies. The Equity Fund primarily invests in dividend paying common stocks of U.S. companies. The Equity Fund primarily invests in smaller capitalization companies (companies with a market capitalization of $2 billion or less). Because the Equity Fund invests primarily in dividend paying common stocks, it frequently will choose not to invest in stocks that have rapidly appreciating stock prices. These stocks frequently have high price/earnings multiples and do not pay dividends.

  PIA is a "bottom up" investor. This means it makes investment decisions on company specific factors. PIA looks for stocks that it believes will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

  o  relative price earnings ratio less than that anticipated in the future
  o  relative dividend yield greater than anticipated in the future
  o  increasing returns on equity
  o  increasing operating margins
  o  below average debt to equity ratio.

  PIA may invest in stocks in any industry. The Equity Fund sells stocks when PIA believes that either the stock's price reflects the company's longer term earnings prospects or the longer term fundamentals of the company are likely to deteriorate.

                               PORTFOLIO TURNOVER

  PIA actively trades the Equity Fund's portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Equity Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Equity Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by the Equity Fund's shareholders of increased taxes on realized gains. Distributions to the Equity Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                            MANAGEMENT OF THE FUNDS

          PACIFIC INCOME ADVISERS, INC. MANAGES THE INVESTMENTS OF THE
                      GOVERNMENT FUND AND THE EQUITY FUND

  Pacific Income Advisers, Inc. ("PIA") is the investment adviser to the Government Fund and the Equity Fund. PIA's address is:

             1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401

  PIA has been in business since 1987. As the investment adviser to the Government Fund and the Equity Fund, PIA manages the investment portfolio of each of these Funds. It makes the decisions as to which securities to buy and which securities to sell. The Government Fund pays PIA an annual investment advisory fee equal to 0.4% of its average net assets, and the Equity Fund pays PIA an annual investment advisory fee equal to 1.0% of its average net assets. The investment advisory fee paid by the Equity Fund is lower at various asset levels.

  The day-to-day management of the portfolios of the Government Fund and the Equity Fund is conducted by a committee of employees of PIA.

       CAMBORNE ADVISERS, INC. IS THE SUB-ADVISER OF THE GOVERNMENT FUND

  Camborne Advisers, Inc. ("Camborne") acts as sub-adviser to the Government Fund. Camborne's address is:

          10670 North Central Expressway, Suite 405, Dallas, TX  75231

  Camborne has been in business since 1994. As the sub-adviser to the Government Fund, Camborne furnishes regular advice to PIA regarding those economic and market factors which influence the decisions of PIA as to which securities to buy and which securities to sell. Camborne will also from time to time provide advice as to transactions in specific securities. Although Camborne will provide investment advice to PIA, PIA will make the final decision as to the securities to be purchased and sold for the Government Fund. PIA pays Camborne an annual sub-advisory fee equal to 0.2% of the Government Fund's average net assets.

         ORRELL CAPITAL MANAGEMENT MANAGES THE GOLD FUND'S INVESTMENTS

  Orrell Capital Management, a division of Orrell and Company, Inc. ("OCM") is the Gold Fund's investment adviser. OCM's address is:

           6601 Koll Center Parkway, Suite 132, Pleasanton, CA  94566

  OCM has been in business since 1984. As the investment adviser to the Gold Fund, OCM manages the investment portfolio for the Gold Fund. It makes the decisions as to which securities to buy and which securities to sell. The Gold Fund pays OCM an annual advisory fee equal to 1.0% of its average net assets. The fee is lower at various asset levels.

  Gregory M. Orrell is primarily responsible for the day-to-day management of the Gold Fund's portfolio. He is the Gold Fund's portfolio manager. Mr. Orrell has been President of OCM since 1984.

                                   YEAR 2000

  The Funds are addressing the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

  The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including their investment advisers, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds. The Year 2000 issue could have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.

                               DISTRIBUTION FEES

  The Funds have adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows a Fund to use part of the Fund's assets (up to 0.10% of the Government Fund's average daily net assets, up to 0.25% of the Equity Fund's average daily net assets and up to 0.99% of the Gold Fund's average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of the Monterey Investors Funds is called its offering price. The price at which shareholders redeem shares of the Monterey Investors Funds is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the offering price (for purchases) and net asset value (for redemptions) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the offering price (for purchases) and net asset value (for redemptions) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

  The Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not calculate their net asset values. To the extent they do so, their net asset values may change on days when investors cannot purchase or redeem Fund shares.

                                  SALES CHARGES

  The following table shows the amount of the sales charge you would pay when you purchase shares of the Monterey Investors Funds:

                                            SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE                       OFFERING PRICE         AMOUNT INVESTED
------------------                       -------------          ---------------
Less than $100,000                           4.50%                   4.71%
$100,000 to $249,999                         3.00%                   3.09%
$250,000 to $499,999                         2.50%                   2.56%
$500,000 to $999,999                         2.00%                   2.04%
$1,000,000 or more                            None                    None

                           REDUCING THE SALES CHARGE

  You may be able to reduce or waive the sales charges on your Monterey Investors Funds purchases through an "accumulation right" or through a statement of intent. Both your broker or the distributor will explain to you how the accumulation right and the statement of intent operate.

                            NET ASSET VALUE PURCHASE

  You may purchase shares of the Monterey Investors Funds at net asset value (without a sales charge) if you:

  o  Invest $1,000,000 or more in the Monterey Investors Funds.
  o Purchase Monterey Investors Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.
  o Purchase Monterey Investors Fund shares in an amount not exceeding the amount of Monterey Investors Fund shares which you previously owned and redeemed.
  o  Or members of your family are:
     a.   Officers or trustees of Monterey Mutual Funds
     b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any Monterey Mutual Fund.
  o  Are a publisher or subscriber to certain investment advisory newsletters.
  o  An investment adviser investing on behalf of your discretionary accounts.

                                PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  1.  Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

  A. NEW ACCOUNTS
     o  Individual Retirement Accounts and
          qualified retirement plans                                  $  100
     o  Automatic Investment Plan                                     $  100
     o  All other accounts                                            $1,000

  B. EXISTING ACCOUNTS
     o  Dividend reinvestment                                     No Minimum
     o  All accounts                                                     $50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Fund has additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.

  4. Make your check payable to "Monterey Camborne Government Income Fund", "Monterey OCM Gold Fund", or "Monterey PIA Equity Fund". All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash or third party checks. AMERICAN DATA SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $15 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  5.  Send the application and check to:
     Monterey Mutual Funds
     P.O. Box 640284
     Cincinnati, OH  45264-0284

PURCHASING SHARES FROM SELECTED DEALERS

  You may purchase shares of the Monterey Investors Funds through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Funds. The Selected Dealers may charge fees to their customers for the services they provide them.

  If you place a purchase order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Funds will process your purchase order at the offering price determined that day. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment within three business days.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Fund may reject any share purchase applications for any reason. The Funds will not accept purchase orders made by telephone, unless they are from a Selected Dealer which has an agreement with the Funds.

  The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds offer the following retirement plans:

  o  Traditional IRA
  o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:
     o  the name of the Fund(s)
     o  account number(s)
     o  the amount of money or number of shares being redeemed
     o  the name(s) on the account
     o  daytime phone number
     o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, American Data Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

  4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

     o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered
     o The redemption proceeds are to be sent to an address other than the address of record
     o When you purchased shares you did not complete the section of the Purchase Application concerning signature guarantees.

  A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE
GUARANTEE.

  5.  Send the letter of instruction and certificates to:

      Monterey Mutual Funds
      c/o American Data Services, Inc.
      P.O. Box 5536
      Hauppauge, NY  11788

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

1. Instruct American Data Services, Inc. that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option. Shares represented by certificates cannot be redeemed by telephone.

2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

3. Call American Data Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUNDS, PIA OR OCM.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

  You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange and the Selected Dealer forwards the order to the Funds' transfer agent prior to 6:00 P.M. Eastern Time that day, the Funds will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Funds will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

1. American Data Services, Inc. receives your written request in proper form with all required information.

2. American Data Services, Inc. receives your authorized telephone request with all required information.

3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures and promptly forwards your redemption request to American Data Services, Inc.

  For those shareholders who redeem shares by mail or telephone, American Data Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. American Data Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and American Data Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor American Data Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact American Data Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

  7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  8. The Funds may pay redemption requests "in kind". This means that the Funds will pay redemption requests entirely or partially with securities rather than cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of any of the Monterey Investors Funds may be exchanged for shares of

  o  Any other Monterey Investors Fund
  o  Or the following Monterey Mutual Funds
     - PIA Short-Term Government Securities Fund
     - PIA Global Bond Fund
     - PIA Total Return Bond Fund
     - Murphy New World Technology Fund
     - Murphy New World Biotechnology Fund
     - Murphy New World Technology Convertibles Fund

at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus and, if applicable, the Prospectus for the PIA Income Funds or the Murphy New World Funds.

  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Income Funds and the Murphy New World Funds have the same minimum requirements as the Monterey Investors Funds.)

  3. Call American Data Services, Inc. at 1-800-628-9403 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling American Data Services, Inc., you must instruct American Data Services, Inc. that you want the option of exchanging shares. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option.)

                        DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Government Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. Each of the Gold Fund and the Government Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

  o AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.
  o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to American Data Services, Inc. or by calling 1-800-628-9403.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, each of our investment advisers considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                                                  CAMBORNE GOVERNMENT INCOME FUND

                                                             FOR THE YEARS ENDED
                                             11/30/98   11/30/97   11/30/96   11/30/95  11/30/94
                                             --------   --------   --------   --------  --------
Net Asset Value, Beginning of Period          $14.00     $13.59     $13.88     $12.76    $14.16
                                             -------    -------   -------     -------   -------
Income from investment operations:
  Net Investment Income                         0.87       0.89       0.73       0.81      0.87
  Net Realized and Unrealized Gain (Loss)
    on Investments                              0.31       0.38      (0.28)      1.12     (1.39)
                                             -------    -------   -------     -------   -------
Total from Investment Operations                1.18       1.27       0.45       1.93     (0.52)
                                             -------    -------   -------     -------   -------
Less Distributions:
  Distributions (from net investment income)   (0.90)     (0.86)     (0.74)     (0.81)    (0.88)
                                             -------    -------   -------     -------   -------
Net Asset Value, End of Period                $14.28     $14.00     $13.59     $13.88    $12.76
                                             -------    -------   -------     -------   -------
                                             -------    -------   -------     -------   -------
TOTAL RETURN(1)<F11>                           8.68%     9.70%      3.42%     15.56%     (3.75%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)            1,022       961      1,293        947        882
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                 4.73%     6.98%      5.68%      5.73%      5.52%
  After expense reimbursement                  1.10%     1.10%      1.07%      1.10%      1.10%
Ratio of Net Investment Income to
  Average Net Assets                           6.15%     6.53%      5.35%      6.04%      6.47%
Portfolio Turnover Rate                      122.44%   111.26%    129.17%        91%        66%
--------------
(1)<F11>Total return does not reflect sales loads charged by the Government Fund.

                                                       OCM GOLD FUND(1)<F12>

                                                                  FOR THE YEARS ENDED
                                             11/30/98   11/30/97 11/30/96(2)<F13> 11/30/95(2)<F13>   11/30/94
                                             --------   -------   --------------   --------------    --------
Net Asset Value, Beginning of Period         $  5.09    $  8.29        $5.91          $  5.87       $  11.94
                                             -------    -------      -------          -------        -------
Income from investment operations:
  Net Investment Loss                          (0.03)     (0.09)       (0.15)           (0.09)         (0.15)
  Net Realized and Unrealized Gain (Loss)
    on Investments                             (0.08)     (3.11)        2.53             0.13          (5.92)
                                             -------    -------      -------          -------        -------
Total from Investment Operations               (0.11)     (3.20)        2.38             0.04          (6.07)
                                             -------    -------      -------          -------        -------
Net Asset Value, End of Period               $  4.98    $  5.09      $  8.29          $  5.91        $  5.87
                                             -------    -------      -------          -------        -------
                                             -------    -------      -------          -------        -------
TOTAL RETURN(3)<F14>                          (2.16%)  (38.60%)       40.27%            0.68%        (50.84%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)            8,251      1,627        1,531              421          1,274
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                 3.32%      5.78%        6.15%           12.52%          5.58%
  After expense reimbursement                  2.44%      2.44%        2.37%            2.44%          2.45%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                          (0.96%)   (1.60%)      (1.72%)          (1.57%)         (1.26%)
Portfolio Turnover Rate                        1.73%     17.68%       35.70%              16%           229%
--------------

(1)<F12>  Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the Gold Fund, except for the period from December 1, 1993 through August 17, 1994 when Kensington Capital Management, Inc. was the investment adviser.
(2)<F13>  Based on average shares outstanding.
(3)<F14>  Total return does not reflect sales loads charged by the Gold Fund.

                                                      PIA EQUITY FUND(1)<F15>

                                                                   FOR THE YEARS ENDED
                                             11/30/98   11/30/97 11/30/96(2)<F16> 11/30/95(2)<F16>   11/30/94
                                             --------   -------   --------------   --------------    --------
Net Asset Value, Beginning of Period          $20.79     $19.63       $15.36           $11.12         $13.35
                                             -------    -------      -------          -------        -------
Income from investment operations:
  Net Investment Loss                           0.06      (1.21)       (0.37)           (0.24)         (0.52)
  Net Realized and Unrealized Gain (Loss)
    on Investments                             (0.91)      3.05         4.64             4.48          (1.71)
                                             -------    -------      -------          -------        -------
Total from Investment Operations               (0.85)      1.84         4.27             4.24          (2.23)
                                             -------    -------      -------          -------        -------
Less Distributions:
  Distributions (from net realized gains)      (2.40)     (0.68)       (0.00)           (0.00)          0.00
                                             -------    -------      -------          -------        -------
Net Asset Value, End of Period                $17.54     $20.79       $19.63           $15.36         $11.12
                                             -------    -------      -------          -------        -------
                                             -------    -------      -------          -------        -------
TOTAL RETURN(3)<F17>                          (4.86%)    9.96%        27.80%           38.13%        (16.70%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)            2,257      2,777          715              526            610
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement                 3.21%      6.71%       11.73%           11.44%          8.52%
  After expense reimbursement                  2.14%      2.43%        2.25%            2.44%          2.44%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                            .23%    (0.06%)      (2.07%)          (2.21%)         (2.22%)
Portfolio Turnover Rate                      135.49%    139.57%       41.22%              24%            27%
------------
(1)<F15>Prior to December 13, 1996 Monitrend Investment Management, Inc. was investment adviser to the Equity Fund.
(2)<F16>Based on average shares outstanding.
(3)<F17>Total return does not reflect sales loads charged by the Equity Fund.

  To learn more about the Monterey Investors Funds you may want to read the Monterey Investors Funds' Statement of Additional Information (or "SAI") which contains additional information about the Monterey Investors Funds. The Monterey Investors Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about Monterey Investors Funds' investments by reading the Monterey Investors Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Monterey Investors Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-251-1970.

  Prospective investors and shareholders who have questions about the Monterey Investors Funds may also call the following number or write to the following address.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970

  The general public can review and copy information about the Monterey Investors Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Monterey Investors Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-6009

  Please refer to the Monterey Investors Funds' Investment Company Act File
No., 811-04010, when seeking information about the Monterey Investors Funds from the Securities and Exchange Commission.


ACCOUNT APPLICATION:                                      MONTEREY MUTUAL FUND
-------------------------------------------------------------------------------

                              Mail to:  MONTEREY MUTUAL FUND
                                        P.O. Box 640284
                                        Cincinnati, OH  45264-0284

     For individual, custodial, trust, profit-sharing or pension plan accounts. Do not use this form for IRA's - a special form is available from the Fund. For information call 1-800-251-1970.

ACCOUNT REGISTRATION

-------------------------------------------------------------------------------
Name of Owner(s) (Institutional, Individual, Joint, Custodian or Trustee)

-------------------------------------------------------------------------------
Mailing Address

----------------------------------------------------- (----)-------------------
City                        State        Zip          Daytime Telephone Number

-------------------------------------------------------------------------------
Social Security Number or Taxpayer Identification Number
       Citizen of o   United States
                  o   Other (specify)-------------------------------------

INVESTMENT
  Please indicate the amount you wish to invest ($1,000 minimum)

   BY CHECK(S) made payable to:
   o Monterey Camborne Government Income Fund               $----------------
   o Monterey OCM Gold Fund                                 $----------------
   o Monterey PIA Equity Fund                               $----------------

   Multiple investments require separate checks.
   o BY WIRE, (Please call 1-800-628-9403 for instructions)
     (Indicate date and amount of wire: Date ----------)
   Multiple investments may be done with a single
   wire transfer. Enter separate amounts above,
   total wire amount here.                                  $----------------

DISTRIBUTIONS

   Distributions will be reinvested in additional shares unless one of the following boxes is checked.

   o Send me a check for all distributions
   o Send me a check for dividends but reinvest capital gain distributions

SIGNATURES AND CERTIFICATION

     I (we) understand that certificates for the shares purchased hereby will be issued only upon request. I represent that I am of legal age and have legal capacity to make this purchase and have received and read a current prospectus of the Fund. I certify under penalty of perjury that:

     1. The social security or other tax identification number stated above is correct.

     2. I am not subject to backup withholding because #<F18>

        o A. The IRS has not informed me that I am subject to backup withholding.
        o B. The IRS has notified me that I am no longer subject to backup withholding.

     #<F18> Check the appropriate box. If this statement is not true and you are subject to backup withholding strike out section 2.

------------------------------------------------------------------  -----------
Signature of Owner, Trustee or Custodian                            Date

------------------------------------------------------------------  -----------
Signature of Joint Owner, Trustee or Custodian                      Date

REDUCED SALES CHARGE

     LETTER OF INTENT (OPTIONAL)

     o I agree to be bound by the description of the Letter of Intent contained in the Fund's Prospectus and/or Statement of Additional Information to escrow certain of my shares in accordance therewith. Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of a series of Monterey Mutual Fund in an aggregate amount (including shares currently held) at least equal to that which is checked below:

       o  $100,000 to $249,999           o   $250,000 to $499,999
       o  $500,000 to $999,999           o   $1,000,000 or more

     If a previous purchase has been made within 90 days, please check this box and provide the account number:

       o  Account number---------------------------

     RIGHT OF ACCUMULATION DISCOUNTS

     o I qualify for the Right of Accumulation as described in the Fund's Prospectus and/or Statement of Additional Information. Listed below are all the accounts in any series of Monterey Mutual Fund which should be credited to my Letter of Intent or combined with for the purposes of calculating a reduced sales charge:

       Account number(s):
       ------------------    ------------------    ------------------
       ------------------    ------------------    ------------------

                           THE MONTEREY INVESTORS FUNDS

SYSTEMATIC WITHDRAWAL PLAN

     A.Withdrawal Plan amount ($100 minimum for each withdrawal)
          I would like to withdraw the following amount for each systematic payment: $--------------

     B.Withdrawal Plan frequency (check one)
       o  Monthly beginning with the following date:----------------
       o  Quarterly beginning with the following date:--------------

     Note: Systematic Withdrawal Plan payments are made on or about the 25th business day of each month. Requests for any changes must be submitted in writing to American Data Services, Inc. prior to the 10th of the month preceding the next payment date.

     C.Please complete this section if payments are to be sent to a different name and/or address from that stated in the account registration:

     ----------------------------------------------
     Name of Payee or Name of Bank
     PROVISIONS: The Monterey Mutual Fund Systematic Withdrawal Plan is available for any shareholder account worth at least $10,000. By completing this form, you are appointing the Fund as your agent to redeem shares in your account to make periodic payments. A $100 minimum applies to each withdrawal payment. If share certificates are held for your account, you must return them to the Fund before the Plan can be put into effect. Payments will be made by redeeming the appropriate number in the account at the current net asset value. Redemption's will be made on the 25th business day of the month or on the next business day if the 25th is a holiday. Payments are normally mailed within two business days after the redemption. Withdrawal payments should not be regarded as income or yield on your investment, since a part of each payment will normally consist of a return of capital. Depending on size and frequency of your payments and the fluctuation in value of the Fund's portfolio, using the Plan may reduce or even exhaust your account.

TELEPHONE EXCHANGE AUTHORIZATION

     o    By checking this box, the investor elects this privilege.
     PROVISIONS: The investor authorizes the transfer agent to effect exchanges for the account based on telephone instructions from the investor or his dealer and to register shares of the Fund to be acquired exactly the same as those in the investor's existing account. The investor agrees that the transfer agent, the Distributor and the Fund will not be liable for any loss, liability, cost or expense for acting on the instructions believed by them to be genuine and will not be responsible for the authenticity of any telephone instructions. The investor understands that telephone calls may be recorded on tape. Authorizing an exchange constitutes an acknowledgment that the investor has received and read the current prospectus of the Fund being acquired.

REDEMPTION AUTHORIZATION

     o By checking this box, the investor elects this privilege. If this box is not checked, all required documents must be in proper form as stated in the prospectus.
     PROVISIONS: The investor authorizes the transfer agent to accept instructions by telephone or in writing without a signature guarantee to redeem shares. The investor agrees that the transfer agent, Star Bank, Monterey Mutual Fund, its affiliated companies and their officers or employees shall not be required to examine the genuineness of any signature or oral instructions to redeem, or the authority or competency of the person(s) giving such instructions and agrees to indemnify the transfer agent, Star Bank, Monterey Mutual Fund and other such persons against, and hold harmless from, all losses, claims, expenses and liabilities that may be based upon such matters and upon the failure to make such examination.

DEALER INFORMATION

---------------------------------  --------------------------------------------
Dealer Name                        Representative's Name
---------------------------------  -----------------------   ------------------
Branch Address                     Phone No.                 AE#
---------------------------------
City            State       Zip

Send duplicate statements to branch office?     o  YES     o  NO